Exhibit 99.2

Second Quarter 2022 Financial Results and Business Update August 4, 2022 THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2022 Theravance Biopharma. All rights reserved.

Forward - looking statements This presentation contains certain "forward - looking" statements as that term is defined in the Private Securities Litigation Ref orm Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma, Inc. (the “Company”) intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 21E of the Se curities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to: contingent payments due to the Company from the sale of the Company’s TRELEGY ELLIPTA royalty interests to Royalty Pharma, the Company's goals, designs, strategies, plans and objectives, including the paydown of the Company’s debt, the impact of the Company’s restructuring plan, ability to provide value to shareholders, the timing of clinical studies, the potential tha t the Company's research programs will progress product candidates into the clinic, the Company's expectations regarding its allocation of resources, potential re gulatory actions, product sales or profit share revenue and the Company's expectations for its future financial performance and expectations as to future cash f low s. These statements are based on the current estimates and assumptions of the management of the Company as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of the Company to be materially dif fer ent from those reflected in the forward - looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward - looking statements include, among others, risks related to: whether the milestone thresholds can be achieved, delays or difficulties in commenci ng, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company's product candidates are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical st udies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover , d evelop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities wi th appropriate technical expertise and supporting infrastructure, ability to retain key personnel, the impact of the Company’s restructuring actions o n i ts employees, partners and others. In addition, while we expect the effects of COVID - 19 to continue to adversely impact our business operations and financial resul ts, the extent of the impact on our ability to generate revenue from YUPELRI ® ( revefenacin ), and the value of and market for our ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Other risks affecting the Company are in the Company's Form 10 - Q filed with the SEC on May 6, 2022, and other periodic reports f iled with the SEC. In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma's results. No forward - looking statements can be guaranteed, and actual results may differ materially from such stateme nts. Given these uncertainties, you should not place undue reliance on these forward - looking statements. Theravance Biopharma assumes no obligation to update its forward - looking statements on account of new information, future events or otherwise, except as required by law. 2

Agenda 3 Introduction Gail B. Cohen Corporate Communications Overview Rick E Winningham Chief Executive Officer Commercial and Development Update Rhonda F. Farnum Senior Vice President, Chief Business Officer Richard A. Graham Senior Vice President, Research and Development Financial Update Andrew A. Hindman Senior Vice President, Chief Financial Officer Closing Remarks Rick E Winningham Chief Executive Officer

Theravance Biopharma transformed and focused 4 Focused on specialized respiratory and rare neurological therapeutics Streamlined development investment to focus on ampreloxetine Leverage partnerships to unlock value of pipeline assets Overarching goal: maximize shareholder value

FDA - approved for maintenance treatment of COPD First and only once - daily, LAMA (long - acting muscarinic agent) nebulized maintenance medicine for COPD

YUPELRI® (revefenacin) inhalation solution

FDA-approved for maintenance treatment of COPD
First and only once-daily, nebulized maintenance medicine for COPD

- Once-daily LAMAs are first-line therapy for moderate-to-very severe COPD[1]
- 9% of COPD patients (~800,000) use nebulizers for ongoing maintenance therapy; 41% use nebulizers at least occasionally for bronchodilator therapy[2]


YUPELRI®
(revefenacin) inhalation solution
175 mcg/3 mL
For Oral Inhalation Only
Rx only
Mylan

- **TBPH** and **VTRS** worldwide strategic collaboration to develop and commercialize nebulized YUPELRI (revefenacin)
- Companies co-promote under US profit/loss share

Theravance Biopharma


35%
65%

VIATRIS™

1. Global Initiative for Chronic Obstructive Lung Disease 2022 Report, https://goldcopd.org.
2. TBPH market research (N = 160 physicians); refers to US COPD patients.

COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

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Medicines That Make a Difference
6

TBPH implied 35% of YUPELRI ® US net sales by quarter See TBPH 10K filed February 28, 2022 for greater detail re TBPH implied 35%. 7 TBPH implied 35% of YUPELRI US net sales represents TBPH’s portion of the combined TBPH and VIATRIS net revenue TBPH Implied 35% of Total Net Sales ($M) $5.8 $10.4 $12.9 $10.6 $13.0 $13.5 $12.9 $14.6 $13.8 $15.3 $15.3 $17.2 0 2 4 6 8 10 12 14 16 18 20 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Net sales increased 17% Q2’22 vs. Q2’21

8 YUPELRI ® hospital performance continues strong growth Source: IQVIA DDD, HDS, VA and Non - Reporting Hospital through 6/30/2022. Quarterly YUPELRI Hospital Doses 53,880 34,320 46,950 54,150 56,130 70,050 78,090 93,360 97,500 107,670 K 20 K 40 K 60 K 80 K 100 K 120 K Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Doses sold increased 54% Q2’22 vs. Q2’21

YUPELRI ® hospital sales and community TRx trends Continued market share growth across both the hospital and retail channels 2.2% 3.4% 5.4% 6.5% 6.6% 7.4% 7.8% 8.7% 9.5% 10.8% 11.3% 11.9% 0% 5% 10% 15% 20% 25% 30% Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Hospital LA - NEB Market Share* Hospital Market Share YUPELRI LA-NEB Market Share 1. Joint VTRS/TBPH Market Research. • * Hospital LA - NEB Market Share - IQVIA DDD through 6/30/2022. • †Community LA - NEB Market Share includes Retail + DME / Med B FFS through Apr’22 • ǂRetail TRx Volume - Symphony Health METYS Prescription Dashboard through 6/30/2022. 9 TRx volume represents retail only which is typically 33% of Retail + DME Reported DME volume, while lagged, typically follows Retail volume trends 9.8% 13.1% 15.2% 16.3% 17.4% 18.7% 19.7% 21.4% 22.5% 23.2% 24.1% 25.3% 0K 5K 10K 15K 20K 25K 0% 5% 10% 15% 20% 25% 30% Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Retail TRx Volume ǂ Community LA - NEB Market Share † Community Market Share with TRx Retail TRx YUPELRI LA-NEB Market Share Most patients who receive YUPELRI ® in the hospital are discharged with an Rx 1 LA - NEB Market: YUPELRI , BROVANA , LONHALA , PERFOROMIST , arformoterol , formoterol

YUPELRI®:
Phase 4 randomized, double-blind, parallel-group study (PIFR-2)



N=366
Randomization
1:1
Run-in
YUPELRI
SPIRIVA® via HH*
Q1'23
Results
Once-daily treatment: 12 weeks

Endpoints

- **Primary:** Change from baseline in trough FEV_1 on Day 85
- **Key secondary:** Trough overall treatment effect on FEV_1

Theravance Biopharma
Medicines That Make a Difference

A Phase 4, Randomized, Double-Blind, Parallel-Group Study in Adults With Severe to Very Severe COPD and Suboptimal Inspiratory Flow Rate.
*Dry powder inhaler (Spiriva® HandiHaler®).
FEV_1, forced expiratory volume in 1 second; PIFR, peak inspiratory flow rate.

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Ampreloxetine (TD - 9855) Investigational once - daily norepinephrine reuptake inhibitor for symptomatic neurogenic orthostatic hypotension in m ultiple system atrophy patients

Commercial opportunity for ampreloxetine in MSA


Normal
Syncope

nOH Prevalence in MSA Patients

- **~50K MSA** patients in US[1] (meets orphan disease criteria)
- **70–90%** of MSA patients experience **nOH** symptoms[2]
- Despite available therapies, **many** MSA patients **remain symptomatic** with nOH

- Current treatment landscape includes droxidopa and midodrine
  - Both drugs are associated with **limited durability** of treatment effect
  - Both drugs have **complex dosing regimens** and **black box warnings** for supine hypertension

- **Ampreloxetine:**
  - **Unique MOA:** norepinephrine transporter reuptake inhibitor
  - **Once daily dosing**
  - **Durable efficacy:** clinically meaningful response over 22 weeks as assessed by the OHSA composite score[3]
  - **Safety**: no signal for supine hypertension in safety database of >800 patients and healthy subjects[3]
  - **IP exclusivity until 2037**

Theravance Biopharma
Medicines That Make a Difference

1. 2019 IQVIA Claims Analysis; NIH .
2. Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy CH Mathias, Journal of Neurology (1999); ODD Analysis.
3. Data on file.

MOA, mechanism of action; MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment.

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Ampreloxetine mechanism of action


NE Release
Systolic Blood Pressure
Untreated nOH
AXON TERMINAL
NE
NET
DENDRITE
Vasodilation
↓ Blood pressure
Normal
Syncope
+ Ampreloxetine
NET
Ampreloxetine
Vasoconstriction
↑ Blood pressure
Normal
Reduction in syncope

- ✓ Increased standing blood pressure
- ✓ Increased brain perfusion
- ✓ Reduce symptoms of symptomatic nOH[1]

1. Palma JA, Kaufmann H. Mov Disord Clin Pract 2017;4:298-308.

NE, norepinephrine; NET, norepinephrine transporters; nOH, neurogenic orthostatic hypotension.

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Medicines That Make a Difference
13

Ampreloxetine increases norepinephrine, prevents blood pressure drop, and prevents symptoms worsening in MSA 1. Data from MSA patients. Error bars represent SE. * p < 0.05 comparison to baseline reported after 4 weeks of ampreloxetine administration in study 0169. 2. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. BP, blood pressure; DHPG, dyhydroxyphenylglycol ; LS, least - squares; MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; SE, standard error; SEM, st andard error of mean. 14 Placebo Ampreloxetine 0.0 0.5 1.0 1.5 2.0 G e m o e t r i c M e a n R a t i o C h a n g e f r o m B a s e l i n e Mechanism of Action 1 3 min Standing BP Response 2 * * +57% - 0.03 p=0.0056 LS Mean Change in OHSA Composite (SEM) Worsening +1.54 Symptoms OHSA Composite 2 0.0 - 0.5 0.5 1.0 1.5 2.0 2.5 - 40 - 20 0 20 40 60 Worsening - 12.4 + 6.1 Mean Change, mmHg (SE) Placebo Ampreloxetine Norepinephrine DHPG

Sale of Economic interest GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): Once - daily single inhaler triple therapy

Delivering Strategic Value of Theravance Biopharma's 85% TRELEGY ELLIPTA Interest[1]

Over $1.5 Billion in potential total value to Company shareholders

Upfront:		Mid-Term:		Long-Term:
~$1.1B cash	+	Up to $250M	+	~$200M[3]

Upfront: ~$1.1B cash

Unlocks and accelerates capture of TRELEGY ELLIPTA value

Mid-Term: Up to $250M

- TRELEGY ELLIPTA sales-based milestones between 2023–2026
- First milestone in 2023 ($50M) for Global Net Sales of $2.863B[2]
  - Q2'22 actuals of $591M up 46% from Q2'21

Additional value from continued TRELEGY ELLIPTA performance

Long-Term: ~$200M[3]

- Will be paid to TBPH directly from Royalty Pharma
- Estimated NPV

Retain long-term value in TRELEGY ELLIPTA royalty interest

GSK remains exclusively responsible for commercialization of TRELEGY ELLIPTA

Theravance Biopharma
Medicines That Make a Difference

1. All of its units in Theravance Respiratory Company, LLC. 2. The first milestone payment, of $50.0 million, will be triggered if Royalty Pharma receives $240.0 million or more in royalty payments from GSK with respect to 2023 TRELEGY global net sales, which we would expect to occur in the event TRELEGY global net sales reach approximately $2.863 billion. 3. 85% of TRELEGY ELLIPTA royalties return to Theravance Biopharma beginning July 1, 2029 for sales ex-U.S., and January 1, 2031 for sales within the U.S. Net present value ("NPV") of royalties based on GSK Bloomberg Consensus for TRELEGY ELLIPTA through 2032 for U.S. sales and through 2034 for ex-U.S. sales, discounted at 7%. Ex-U.S. sales for 2033-2034 extrapolated by Management due to limitation of consensus beyond 2032.

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Second quarter 2022 financial highlights $ 132.9 million cash 1 as of June 30 , 2022 1. Cash, cash equivalents and marketable securities. 2. Amounts include share - based compensation. 3. Represents legal expenses related to the TRC sale to Royalty Pharma in July 2022. 17 ($, in thousands) Revenue: Viatris collaboration agreement $ 10,878 $ 10,934 $ 21,565 $ 21,319 Collaboration revenue 172 1,980 181 5,852 Licensing revenue - - 2,500 - Total revenue 11,050 12,914 24,246 27,171 Costs and expenses: Research and development (2) 15,571 51,093 38,824 118,692 Selling, general and administrative (2) 16,986 25,931 34,828 56,481 Transaction-related legal expenses (3) 3,778 - 5,057 - Restructuring and related expenses (2) 1,594 - 10,918 - Total costs and expenses 37,929 77,024 89,627 175,173 Loss from operations (26,879) (64,110) (65,381) (148,002) Share-based compensation expense: Research and development 3,556 7,315 8,086 15,236 Selling, general and administrative 5,794 7,626 11,292 15,537 Restructuring and related expenses 359 - 4,876 - Total share-based compensation expense 9,709 14,941 24,254 30,773 Operating expense excl. share-based compensation and one-time expenses: R&D operating expense (excl. share-based comp and restructuring exp.) 12,015 43,778 30,738 103,456 SG&A operating expense (excl. share-based comp, restructuring and one-time legal exp.) 11,192 18,305 23,536 40,944 Three Months Ended June 30, 2022 2021 (Unaudited) Six Months Ended June 30, 2022 2021 (Unaudited)

Financial Guidance ‣ Reiterating 2022 OPEX guidance: – R&D: range of $45 – 55M – SG&A: range of $35 – 45M ‣ 2022 guidance includes ~$10M in non - recurring spend: – Majority in Q1 to support completion of late - stage programs – OPEX Q3 and onward will reflect recurring spend only ‣ Guidance excludes : – Non - cash share - based compensation (SBC) – One - time restructuring, severance & termination costs ▪ ~ $11.7M in 2022 ($9.3M 2 Q1 / $1.6M 3 Q2 / $0.8M 4 Q3 / $0M 4 Q4) – One - time transaction related costs of $5.1M YTD 1.) Excludes non - cash share - based compensation (SBC) and one - time restructuring, severance & termination costs. 2.) $4.8M of cash related expenses and $4.5M of non - cash expenses. 3.) $1.2M of cash related expenses and $0.4M of non - cash expenses. 4 .) Q3 / Q4 are estimates and subject to change; primarily comprised of non - cash expenses. 18 Theravance Biopharma expects to approach breakeven cash flow from operations in 2H 2022 and become sustainably cash flow positive going forward on an annual basis 168 50 71 40 2021 Actuals 2022 Guidance SG&A R&D 2021 Actuals vs. 2022 Guidance Mid - Point OPEX ($M) 1 239 90

Theravance Biopharma transformed and focused 19 Focused on specialized respiratory and rare neurological therapeutics Streamlined development investment to focus on ampreloxetine Leverage partnerships to unlock value of pipeline assets Overarching goal: maximize shareholder value

Q&A Session Rick E Winningham Chairman and Chief Executive Officer Andrew A. Hindman Senior Vice President, Chief Financial Officer Rhonda F. Farnum Senior Vice President, Chief Business Officer Richard A. Graham Senior Vice President, Research and Development

YUPELRI ® ( revefenacin ) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI , it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 21

About YUPELRI® (revefenacin) inhalation solution

YUPELRI® (revefenacin) inhalation solution is a once-daily nebulized LAMA approved for the maintenance treatment of COPD in the US.

Market research by Theravance Biopharma indicates approximately 9% of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy.[1] LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI® is positioned as the first once-daily single-agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy. YUPELRI®'s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products.

Theravance Biopharma
Medicines That Make a Difference

1. TBPH market research (N=160 physicians); refers to US COPD patients.
COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

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Appendix August 4, 2022 THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2022 Theravance Biopharma. All rights reserved.

Symptomatic nOH Treatment Landscape 1. 2019 IQVIA Claims Analysis; NIH. 2. Symptoms associated with orthostatic hypotension in pure autonomic failure and multip le systems atrophy CH Mathias, Journal of Neurology (1999); ODD Analysis. 3. Primary readout of RESTORE study expected in 2022. 4. Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. 3. Data on file. MOA, mechanism of action; MSA, Multiple System Atrophy; nOH , neurogenic orthostatic hypotension; OH, orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment 24 Droxidopa Midodrine Ampreloxetine 4 Indication Symptomatic nOH OH Symptomatic nOH associated with MSA Approval Accelerated Accelerated Seeking full MOA Norepinephrine prodrug; vasoconstrictor Desglymidodrine prodrug; alpha 1 - receptor agonist; vasoconstrictor Norepinephrine transporter reuptake inhibitor Posology Multiple doses (3x daily), titration to effect Multiple doses (3x daily) Once daily Clinical Efficacy OHSA#1, clinical effectiveness >2 weeks not established Increase in systolic blood pressure 1 min after standing OHSA composite; clinically meaningful & durable response over 22 weeks Clinical Safety Black box warning for supine hypertension No signal for supine hypertension

Theravance Biopharma transformed and focused

Delivering TRELEGY ELLIPTA's strategic value, providing capital that enables:

Streamlined Balance Sheet + Return of Capital

- **Retire all outstanding debt**
  - ~$420M TRELEGY notes
  - ~$230M Convertible debt
- **Return capital to shareholders**
  - Plan to be finalized following debt paydown

Attractive Pro Forma Financial Profile

- **Well-capitalized**: estimated cash balance of ~$430M before implementation of capital return plan
- **Expect to approach breakeven cash flow from operations in 2H 2022**

Enhanced Focus on Near-Term Value Drivers

- **Maximize value of YUPELRI:** significant commercial opportunity in the U.S.
- **Ampreloxetine**: Aligned with FDA on path to NDA filing with one new study in MSA patients
- **TRELEGY ELLIPTA upside retained**: 2023–2026 milestones up to $250 million

FDA, U.S. Food and Drug Administration; MSA, multiple system atrophy; NDA, new drug application.

Theravance Biopharma
Medicines That Make a Difference
25

Theravance Biopharma and Royalty Pharma Deal Summary

TRELEGY ELLIPTA

- Upfront: $1.1B
- Milestones: Up to $250M

Year	Royalties[2]	Global Net Sales Equivalent	Milestone
2023	$240M	$2,863M	$50M
2024[1]	$240M	$2,863M	$25M
	$275M	$3,213M	$50M
2025[1]	$260M	$3,063M	$25M
	$295M	$3,413M	$50M
2026[1]	$270M	$3,163M	$50M
	$305M	$3,513M	$100M

- Outer Year Royalty (“OYR”): 85% of royalties for TRELEGY ELLIPTA return to Theravance Biopharma:
  - On and after January 1, 2031 for U.S. sales[3]
  - On and after July 1, 2029 for ex-U.S. sales[3]
  - NPV estimated at ~$200M[4]

Ampreloxetine
(Unsecured Royalty)

- Upfront payment: $25M
- 1st Regulatory approval milestone: $15M
  - Approval by either FDA or first of the EMA or all four Germany, France, Italy and Spain
- Future royalties paid to Royalty Pharma:
  - 2.5% on annual global net sales up to $500M
  - 4.5% on annual global net sales > $500M

1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone.
2. Based on 100% of TRELEGY ELLIPTA royalties.
3. U.S. royalties expected to end late 2032; ex-U.S. royalties expected to end mid-2030s and are country specific.
4. Net present value (“NPV”) of royalties based on GSK Bloomberg Consensus for ELLIPTA through 2032 for U.S. sales and through 2034 for ex-U.S. sales, discounted at 7%. Ex-U.S. sales for 2033-2034 extrapolated by Management due to limitation of consensus beyond 2032.

Theravance Biopharma
Medicines That Make a Difference
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